UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/19/2005

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
333-123636	ASG Consolidated LLC Delaware 2025 First Avenue, Suite 1200 Seattle, Washington 98121 (206) 374-1515	20-1741364
333-123636	ASG Finance, Inc. Delaware 2025 First Avenue, Suite 1200 Seattle, Washington 98121 (206) 374-1515	20-1741328

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On September 16, 2005, the employees at the Registrant's catfish processing facility in Demopolis, Alabama voted in favor of being represented by a labor union. Upon certification of the union by the National Labor Relations Board, the Registrant intends to enter into good faith negotiations with union representatives with respect to a collective bargaining agreement. Based on information currently known to management, the Registrant does not expect these events to have a material adverse effect on its financial condition, results of operation or cash flows.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ASG Consolidated LLC

Date: September 19, 2005.	By:	/s/ Brad Bodenman
Brad Bodenman
Chief Financial Officer

ASG Finance, Inc.

Date: September 19, 2005.	By:	/s/ Matthew D. Latimer
Matthew D. Latimer
Vice President and Secretary